SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                              OF THE LISTED FUNDS:

                              ---------------------


DWS Investments VIT Funds
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP

The following information replaces similar disclosure under the "Management of the Trust" section of the Funds' Statement of Additional Information:

Through September 30, 2009, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain DWS Equity 500 Index VIP's operating expenses at 0.37% for Class A, 0.62% for Class B and 0.77% for Class B2 shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through September 30, 2009, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain DWS Small Cap Index VIP's total annual operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain DWS Small Cap Index VIP's total annual operating expenses at 0.53% for Class A shares and 0.93% for Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.









               Please Retain This Supplement for Future Reference

October 13, 2009